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                                                                 Exhibit 10.4.j

                             MODIFICATION AGREEMENT

         This Modification Agreement (herein so called), is entered into effective as of the 30th day of May, 1997, by and among ALLIED MORTGAGE CORPORATION, a Texas corporation (the "Company"), ALLIED MORTGAGE CAPITAL CORPORATION, a Texas corporation ("Capital") (the Company and Capital being called collectively the "Borrowers" and individually, a "Borrower"), JIM C. HODGE ("Guarantor"), and COASTAL BANC ssb ("Lender"). Capitalized terms used but not defined herein have the meanings assigned to them in that certain Loan Agreement dated effective as of April 30, 1996, by and among the Borrowers and Lender, as amended by that certain Modification Agreement dated February 18, 1997 among the Borrower, Guarantor and Lender ("Credit Agreement").

         Section 1. Recitals. Borrowers, Guarantor, and Lender desire to amend certain provisions of the Credit Agreement. Therefore, Borrowers, Guarantor and Lender hereby agree as follows, intending to be legally bound:

         Section 2. Amendments. The Credit Agreement is hereby amended as follows:

                  (a) Each reference to $5,000,000.00 found in the Credit Agreement is hereby amended to read $6,000,000.00

                  (b) Each reference to $500,000.00 found in Section 2.16 Discretionary Advances of the Credit Agreement is hereby amended to read $600,000.00.

                  (c) The Revolving Credit Note ("Credit Note") dated May 30, 1997, in the original principal sum of $6,600,000.00 executed by Borrowers payable to the order of Lender is given in renewal and extension of the Revolving Credit Note dated April 30, 1996, in the original principal sum of $5,500,000.00 executed by Borrowers payable to the order of Lender and not in novation or discharge thereof. The definition of the term "Note" in the Credit Agreement is hereby amended to mean the Credit Note and all renewals, extensions, modifications, increases, rearrangements, and replacements thereof.

                  (d) The definition of "Basic Rate" in Section 1.2 of the Credit Agreement is hereby deleted therefrom and the following is substituted in lieu thereof for all purposes:

                           "'Basic Rate' means, for any day, (a) with respect
                  to Aggregate Advances relating to "A" Mortgage Loans and FHA Title I Mortgage Loans, the LIBOR Rate for that day plus 2.50%; (b) with respect to Aggregate Advances that are Receivables Advances, the LIBOR Rate for that day plus 2.75%; and (c) with respect to Aggregate Advances relating to "B, C, & D" Mortgage Loans and Repurchased Mortgage Loans, the LIBOR Rate for that day plus 3.00%."

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                  (e) The definition of "Collateral Value" in Section 1.2 of the Credit Agreement is hereby deleted therefrom and the following is substituted in lieu thereof for all purposes:

                           "'Collateral Value' means

                           (a) with respect to each Eligible Mortgage Loan, at
                  the time of any determination, an amount equal to one hundred percent (100%) of the least of (1) the actual out-of-pocket cost of such Mortgage Loan to the Borrower that is pledging such Mortgage Loan, i.e., the net amount actually funded against such Mortgage Loan originated by such Borrower or the net purchase price of such Mortgage Loan purchased by it, (2) the amount at which an Investor has committed to purchase such Mortgage Loan pursuant to a Purchase Commitment, (3) the principal balance of such Mortgage Loan, or (4) the Market Value of such Mortgage Loan; provided, that the Collateral Value of such Mortgage Loan originated or acquired by the pledging Borrower, whether funded as a refinancing of an existing residential Mortgage Loan or purchased by it for an amount in excess of Par shall not exceed such Mortgage Loan's Par, even though the pledging Borrower funded or paid more than Par for it and even if the Purchase Commitment covering it specifies a purchase price for it greater than Par.

                           (b) with respect to all Pledged Mortgage Loans that
                  are not or cease to be Eligible Mortgage Loans, such Mortgage Loans shall have a Collateral Value equal to zero;

                           (c) with respect to each Eligible Mortgage-backed
                  Security, at the time of any determination, one hundred percent (100%) of the least of (1) the amount at which an Investor has committed to purchase such Mortgage-backed Security pursuant to a Purchase Commitment, (2) the sum of the principal balance of all Mortgage Loans that support such Mortgage-backed Security, or (3) the Market Value of such Mortgage-backed Security;

                           (d) with respect to Eligible Receivables, an amount
                  equal to the Receivables Loan Value;

                           (e) with respect to each Eligible Repurchased
                  Mortgage Loans, at the time of any determination, an amount equal to its Repurchased Borrowing Base;

                           (f) with respect to any Collateral that is not or
                  ceases to be Eligible Collateral, such Collateral shall have a Collateral Value equal to zero."

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                  (f) The definition of "Credit Request" is hereby deleted
         therefrom and the following is substituted in lieu thereof for all purposes:

                           "'Credit Request' means (a) with respect to a
                  request for an Advance against an "A" Mortgage Loan or FHA Title I Mortgage Loan, Exhibit "B-1", (b) with respect to a request for an Advance against a "B, C, & D" Mortgage Loan, Exhibit "B-2", (c) with respect to a request for a Receivables Advance, Exhibit "B-3", and (d) with respect to a request for a Repurchased Advance, Exhibit "B-4"."

                  (g) The definition of "Eligible Mortgage Loans" in Section
         1.2 of the Credit Agreement is hereby deleted therefrom and the following is substituted in lieu thereof for all purposes:

                           "'Eligible Mortgage Loans' means, on any day, all
                  "A" Mortgage Loans, FHA Title I Mortgage Loans, and "B, C, & D" Mortgage Loans, (a) for which a Borrower holds Purchase Commitments or with respect to each "B, C, & D" Mortgage Loans only, a Purchase Agreement and a related Investor Confirmation, Preclosing Purchase Approval, or if designated for bulk sale by a Borrower on the Credit Request that such "B, C, & D" Mortgage Loan complies at all times with all applicable underwriting guidelines and other requirements of an Investor relating to such Investor's purchase of such "B, C, & D" Mortgage Loan under the Purchase Agreement, as applicable; (b) that are made payable to the order of a Borrower or have been endorsed payable to such Borrower and have been endorsed by such Borrower in blank; (c) in which Lender has been granted and continues to hold an enforceable perfected first priority security interest; (d) that are not in default; (e) that conforms in all respects with all the requirements of the Purchase Commitments or with respect to each "B, C, & D" Mortgage Loans only, a Purchase Agreement and a related Investor Confirmation or Preclosing Purchase Approval, as applicable, to purchase such Mortgage Loans and are valid and enforceable in accordance with their respective terms; (f) otherwise satisfactory to Lender in its sole discretion and all other respects; and (g) as to which none of the events or conditions described in Section 2.15 has occurred."

                  (h) The definition of "Mortgage Loan" in Section 1.2 of the Credit Agreement is hereby deleted therefrom and the following is substituted in lieu thereof for all purposes:

                           "Mortgage Loan" means any loan evidenced by a
                  Mortgage Note."

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                  (i) The definition of "Termination Date" in Section 1.2 of the Credit Agreement is hereby deleted therefrom and the following is substituted in lieu thereof:

                           "`Termination Date' means the earlier to occur of
                  (i) May 3 1, 1998 or (ii) the date that the Commitment is canceled or terminated in accordance with this Agreement."

                  (j) The definition of "Warehouse Line Limit" in Section 1.2 of the Credit Agreement is hereby deleted therefrom and the following is substituted in lieu thereof:

                           "`Warehouse Line Limit' means (a) with respect to an
                  "A" Mortgage Loan or a FHA Title I Mortgage Loan that is an Eligible Mortgage Loan, an amount equal to 100% of the lesser of (i) the amount at which an Investor has committed to purchase such "A" Mortgage Loan or FHA Title I Mortgage Loan pursuant to a Purchase Commitment or (ii) the principal balance of such "A" Mortgage Loan or FHA Title I Mortgage Loan; (b) with respect to a "B, C, & D" Mortgage Loan that is an Eligible Mortgage Loan and is designated by the Borrower for a pipeline sale on the Credit Request delivered in connection with such "B, C, & D" Mortgage Loan, an amount equal to. 97% of the lesser of (i) the amount at which an Investor has committed to purchase such "B, C, & D" Mortgage Loan pursuant to a Purchase Agreement and the related Investor Confirmation or Preclosing Purchase Approval, as applicable, or (ii) the principal balance of such "B, C, & D" Mortgage Loan; (c) with respect to a "B, C, & D" Mortgage Loan that is an Eligible Mortgage Loan and is designated by the Borrower for bulk sale on the Credit Request delivered in connection with such "B, C, & D" Mortgage Loan, an amount equal to 95% of the lesser of (i) the amount at which an Investor has committed to purchase such "B, C, & D" Mortgage Loan pursuant to a Purchase Agreement, or (ii) the principal balance of such "B, C, & D" Mortgage Loan."

                  (k) The following definitions are hereby added to Section 1.2 of the Credit Agreement for all purposes:

                           "Approved Company" means the companies listed on
                  Exhibit "L" attached hereto for all purposes and any other Person hereafter approved by Lender in writing at any time and from time to time; provided that at any time by written notice to Borrower Lender may disapprove any such company or Person because it has determined in its sole discretion and for any reason it is no longer comfortable with such company or Person, whereupon such company or Person shall no longer be qualified to be an Approved Company.

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                           "Borrowing Date" means, for any Advance, the date it
                  is disbursed.

                           "Eligible Collateral" means all Eligible Repurchased
                  Mortgage Loans, Eligible Mortgage Collateral, and Eligible Receivables.

                           "Eligible Mortgage-backed Securities" means, on any
                  day, all Pledged Mortgage-backed Securities for which either Borrower holds Purchase Commitments and which conform in all respects with all requirements of such Purchase Commitments to purchase such Mortgage-backed Securities.

                           "Eligible Mortgage Collateral" means, on any day,
                  all Eligible Mortgage Loans and Eligible Mortgage-backed Securities.

                           "Eligible Receivables" means, at any time, an amount
                  equal to the aggregate unpaid amount of Network's accounts and contract rights for advances made by Network on behalf of an Approved Company to pay for home purchase closing costs of an employee of such Approved Company for which invoices have been issued and payment for which is due within thirty (30) days; provided, however, there shall be excluded from Eligible Receivables (a) any amount billed and remaining unpaid more than 60 days from issuance, (b) any account or contract right in which Lender does not have a valid and perfected first priority lien, mortgage or security interest, (c) any account which is or may be subject to a right of setoff, claim, or defense, and (d) any account that has aged 25 days or more as of the Borrowing Date of the Receivables Advance requested in connection therewith.

                           "Eligible Repurchased Mortgage Loan" means a
                  Repurchased Mortgage Loan that, at all times until the full payment and performance of all Obligations:

                                    (a) is validly pledged to the Lender,
                           subject to no other Liens; and

                                    (b) has been included in the Collateral no
                           longer than one (1) year.

                           "FHA Title I Mortgage Loan" means, on any day, a
                  Mortgage Loan that is fully insured by FHA under Title I of the National Housing Act, as amended.

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                           "Network" means The Mortgage Benefits Network, a
                  California corporation.

                           "Receivables" means all accounts and contract rights
                  now or hereafter owned by Network.

                           "Receivables Advance" means an Advance by Lender
                  against Receivables.

                           "Receivables Loan Value" means at any time the
                  amount equal to the lesser of (a) $200,000.00 or (b) eighty-five percent (85%) of the Eligible Receivables of Network.

                           "Repurchased Advance" means a disbursement by the
                  Lender under the Commitment pursuant to this Agreement in respect of the repurchase of a Repurchased Mortgage Loan.

                           "Repurchased Borrowing Base" means, with respect to
                  any Repurchased Advance against an Eligible Repurchased Mortgage Loan, an amount equal to the lesser of (a) sixty percent (60%) of the principal balance of such Repurchased Mortgage Loan, or (b) eighty percent (80%) of the appraised value of the mortgage property securing such Repurchased Mortgage Loan.

                           "Repurchased Mortgage Loan" means a Mortgage Loan
                  that Company is obligated to repurchase from an Investor pursuant to the terms and conditions of the Purchase Commitment covering such Mortgage Loan for any reason whatsoever other than fraud of the Company or any other Person in the origination of such Mortgage Loan or the origination of such Mortgage Loan failed to comply with all requirements of the Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, the federal Truth-in-Lending Act or any other applicable laws and regulations, or out of a Mortgage Pool pursuant to the applicable Servicing Contract.

                           "Repurchased Payment" means the unreimbursed
                  purchase price paid by Company to repurchase a Repurchased Mortgage Loan.

                           "Repurchased Receivables" means all receivables
                  arising due to a Repurchased Payment.

                           "Servicing Contract" means, with respect to any
                  Person, the arrangement, whether or not in writing, pursuant to which such Person has the right to service Mortgage Loans.

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                  (l) Section 2.1. Loan. of the Credit Agreement is hereby
         deleted therefrom and the following is substituted in lieu thereof for all purposes:

                           "Subject to the terms and conditions and relying on
                  the representations and warranties contained in this Agreement, Lender agrees to make Advances to either Borrower at any time, and from time to time, on any Business Day prior to the Termination Date in such amounts as such Borrower may request up to but not exceeding the Commitment Limit and each Borrower may borrow, repay, and reborrow hereunder so long as the Aggregate Advances at any one time outstanding shall not exceed the Commitment Limit. No Advance shall be made against a Mortgage Loan that is not an Eligible Mortgage Loan. The amount of any Advance made hereunder against an Eligible Mortgage Loan shall not exceed such Eligible Mortgage Loan's Warehouse Line Limit. Lender's Commitment shall terminate on the Termination Date or such earlier date pursuant to the terms of this Agreement. All revolving loans made pursuant to this Section 2.1 and all payments of principal with respect to all loans under the Commitment shall be evidenced by notations made by Lender in its business records. The Aggregate Advances reflected by the notations made in Lender's business records shall be conclusive evidence of the principal amount owing and unpaid on the Note. The Aggregate Advances against "B, C, & D" Mortgage Loans outstanding at any one time shall not exceed $2,000,000.00. The Aggregate Advances against FHA Title I Mortgage Loans outstanding at any one time shall not exceed $1,000,000.00. The aggregate amount of all Receivables Advances outstanding at any one time shall not exceed the Receivables Loan Value. The aggregate amount of all Repurchased Advances outstanding at any one time shall not exceed $100,000.00. Notwithstanding anything to the contrary contained in this Agreement or otherwise, Capital shall not be permitted at any time to receive any Receivable Advance or Repurchased Advance hereunder"

                  (m) Section 2.6 Mandatory Prepayments. of the Credit Agreement is hereby deleted therefrom and the following is substituted in lieu thereof for all purposes:

                  Section 2.6 Mandatory Prepayments.

                           (a) Collateral Value Deficiency.

                                    (1) If at any time the outstanding
                           principal balance of the Note exceeds the aggregate Collateral Value of all Eligible Collateral, Lender may require, in its sole discretion, Borrowers to prepay, within

                                                                 Page 7

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                           three (3) Business Days after request of Lender, the
                           amount of such excess for application towards reduction of the outstanding principal balance of the Note.

                                    (2) If at any time the Collateral Value of
                           any Collateral is zero, Borrowers shall immediately pay to Lender all Aggregate Advances against such Collateral.

                           (b) Repurchased Advances.

                                    (1) Company shall pay to the Lender the
                           aggregate amount of any Repurchased Advance immediately upon Company's receipt of payment or reimbursement from any source or sources of all or any portion of any Repurchased Payment for which such Repurchased Advance was made, including, without limitation, the sale of any Repurchased Mortgage Loan, or the sale of any mortgaged property securing such Repurchased Mortgage Loan, or payment of any Repurchased Receivable.

                                    (2) If at any time any obligor of a
                           Repurchased Receivable refuses, disputes or fails to pay such Repurchased Receivable, Company shall immediately pay to the Lender the aggregate amount of any Repurchased Advance against such Repurchased Receivable.

                           (c) Mortgage Loans. Borrowers shall be obligated to
                  pay to the Lender, without the necessity of prior demand or notice from the Lender, and each of the Borrowers authorizes the Lender to charge the Funding Account or any other accounts of the Borrowers (excluding any monies held by Borrowers in trust for third parties) in Lender's possession for, the amount of all outstanding Aggregate Advances against a specific Mortgage Loan upon the earliest occurrence of any of the following events:

                                    (1) The expiration of one hundred twenty
                           (120) days from the Borrowing Date of any Advance for any "A" Mortgage Loan or FHA Title I Mortgage Loan;

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

                                    (2) The expiration of sixty (60) days from
                           the Borrowing Date of any Advance for any "B, C, & D" Mortgage Loan;

                                    (3) The Mortgage Loan is not or ceases to
                           be an Eligible Mortgage Loan;

                                    (4) The expiration of thirty (30) days from
                           the date the Mortgage Loan was delivered to an Investor for examination and purchase, without the purchase being made, or upon rejection of the Mortgage Loan as unsatisfactory by an Investor;

                                    (5) The expiration of forty-five (45) days
                           from the date the Mortgage Loan is delivered to the certificating custodian acceptable to the Lender for the issuance of a Mortgage-backed Security;

                                    (6) The expiration of three (3) Business
                           Days from the date a Wet Advance was made without receipt of all Collateral Documents relating to such Mortgage Loan, or such Collateral Documents, upon examination by the Lender, are found not to be in compliance with the requirements of this Agreement or the related Purchase Commitment;

                                    (7) The expiration of ten (10) calendar
                           days from the date a Collateral Document in connection with such Mortgage Loan was delivered to the Borrower for correction or completion, without being returned to the Lender, corrected or completed;

                                    (8) The Mortgage Loan is in default; or

                                    (9) Upon sale of the Mortgage Loan.

                  Upon receipt of such payment by the Lender, such Mortgage Loan shall be considered to have been redeemed from pledge, and the Collateral Documents, relating thereto which have not been delivered to the Investor or the pool custodian or pool trustee shall be released by the Lender to the Borrower.

                  (n) Section 2.20 Non-Usage Fee of the Credit Agreement is hereby deleted therefrom and the following is substituted in lieu thereof for all purposes:

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
          "Section 2.20 Non-Usage Fee. At the end of each month during the term of this Agreement (i.e., from its effective date through the Termination
     Date), the Lender shall determine average usage of the Commitment by calculating the arithmetic daily average of the outstanding balance of Advances in that month. The Lender shall then subtract the average usage (the "Used Portion") from the Commitment (the result being called the "Unused Portion") and the Company shall pay in arrears (without duplication of payment), on or before five (5) days after the later of (a) the end of each month or (b) the Company's receipt of the Lender's bill for such monthly period, a Non-Usage Fee equal to 0.125% per annum on the total amount of the Unused Portion of the Commitment, as compensation to the Lender for its agreement to make the Commitment available to the Company during that month and not as compensation for the use, forbearance or detention of money (i.e., as a "true commitment fee" under Texas law); provided that such fee shall be waived for any month if the Used Portion for such month is equal to or more than $2,000,000.00. Each calculation by the Lender of the amount of any Non-Usage Fee shall be conclusive and binding on the Company, absent manifest error."

     (o) Section 2.21 Miscellaneous Charges of the Credit Agreement is hereby deleted therefrom and the following is substituted in lieu thereof for all purposes:

          "Section 2.21 Miscellaneous Charges. At the end of each month during the term of this Agreement, the Company shall pay to the Lender in arrears on or before five (5) days after the later of (a) the end of each calendar month or (b) the Company's receipt of the Lender's bill for such monthly period, a transaction fee equal to $25.00 per Pledged Mortgage Loan and $75.00 per Repurchased Mortgage Loan held by Lender during such month and for which Lender has not previously received a transaction fee, for the handling and administration of Advances and Collateral. For the purposes hereof, each Borrower shall, at its sole cost and expense, pay all miscellaneous charges and expenses such as charges for security delivery fees and charges for overnight delivery of Collateral to Investors. Miscellaneous charges are due when incurred, but shall not be delinquent if paid within ten (10) days after receipt of an invoice or an account analysis statement from the Lender."

     (p) The following Section 2.22 Conditions Precedent to All Receivables Advances is hereby added to the Credit Agreement for all purposes:

          "Section 2.22 Conditions Precedent to All Receivables Advances. The obligation of Lender to make each Receivables


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     Advance pursuant to this Agreement is subject to the following conditions precedent:

               (a) Prior to 2:00 p.m. (Houston, Texas time) on the day of the requested funding, Lender shall have received a Credit Request together with all documents and other items ("Receivables Collateral Documents") required in connection with such Receivables Advance as set forth in the Credit Request. All terms, conditions, and procedures set forth in this Section, Sections 2.3, 2.4, and 2.5 of this Agreement and Exhibit "D" to the Agreement have been satisfied in the sole discretion of the Lender.

               (b) The amount of the Receivables Advance requested, when added to all outstanding and unpaid Receivables Advances, does not exceed the Receivables Loan Value.

               (c) The representations and warranties of Borrowers contained in this Agreement or any Security Instrument (other than those representations and warranties which are by their terms limited to the date of the agreement in which they are initially made) shall be true and correct in all material respects on and as of the date of such Advance.

               (d) No Default or Event of Default shall have occurred and be continuing as of the date of such Receivables Advance.

               (e) Company shall cause the Network to execute and deliver to the Lender, in form and substance satisfactory to the Lender, a commercial security agreement together with a financing statement covering all Receivables of Network.

               (f) Jerry Lewis shall execute and deliver to the Lender a guaranty agreement, in form and substance satisfactory to the Lender, guaranteeing the repayment of all outstanding and unpaid Receivables Advances under this Agreement.

               (g) Company shall cause Network to deliver a letter, in form and substance acceptable to the Lender, from each Approved Company acknowledging it will pay directly to the Lender all amounts owed by it in connection with its accounts with the Network.

               (h) If requested by Lender, Lender shall receive, in respect of any Financing Statement filed with any filing officer under the Code and showing Network as debtor and any Person other than Lender as secured party and a collateral description which is determined by Lender to conflict with the description of Receivables to be pledged in connection with such Receivables Advance, either (a) a termination thereof executed by such secured party in proper form for filing by Lender, or (b) an amendment to such Financing Statement, in such form as Lender may reasonably require, executed by such secured party in proper form for filing by Lender.

               (i) A tax, lien and judgment search of the appropriate public records for the Network, including a search of Uniform Commercial Code financing statements, which search shall not have disclosed the existence of any prior Lien on the Receivables of the Network other than in favor of the Lender or as permitted hereunder.

               (j) Company shall provide to the Lender an agreement between the Company and Network, in form and substance acceptable to the Lender, governing the obligations of the Company and Network relating to the financing of Receivables of Network.

               (k) There shall have been, in the sole opinion of Lender, no Material Adverse Effect since the date of this Agreement.

               (l) All legal matters incident to the transactions herein contemplated shall be satisfactory to legal counsel to Lender.

               (m) All other conditions precedent have been satisfied including, without limitation, the conditions set forth in Section 2.4 hereof.

     Each condition precedent in this Agreement is material to the transactions contemplated in this Agreement and time is of the essence in respect of each thereof. Lender may make any Receivables Advance without all conditions being satisfied, but, to the extent permitted by law, the same shall not be deemed a waiver of the requirement that each such condition precedent be satisfied as a prerequisite for any subsequent Receivables Advance."

               (q) The following Section 2.23 Repurchased Advances is hereby added to the Credit Agreement for all purposes:

                    "Section 2.23 Repurchased Advances. Company may obtain a
               Repurchased Advance hereunder, subject to the satisfaction of the conditions set forth in Sections 2.3, 2.4 and 2.5 of this Agreement and the terms, conditions and procedures set forth in Exhibit "D". A request for a Repurchased Advance shall be initiated by Company delivering to the Lender a properly completed and executed Credit Request together with all documents and other items ("Repurchased Collateral Documents") required in connection with such Repurchased Advance as set forth in Exhibit "D" hereto. The Credit Request and the Repurchased Collateral Documents must be received by the Lender no later than 2:00 p.m. Houston, Texas time in order for funding to occur the same day. The amount of any Repurchased Advance shall not exceed the lesser of (i) sixty percent (60%) of the unpaid principal balance of the Mortgage Note evidencing the Repurchased Mortgage Loan pledged to Lender in connection with such Repurchased Advance or (ii) eighty percent (80%) of the appraised value of the mortgaged property securing the Mortgage Note evidencing the Repurchased Mortgage Loan pledged to the Lender in connection with such Repurchased Advance. Lender may reject, at any time and from time to time, any Repurchased Mortgage Loan borrowed against hereunder and the Repurchased Collateral Documents delivered in connection therewith as unacceptable and ineligible and Company shall pay to Lender in immediately available funds an amount equal to the aggregate amount of all Advances made hereunder against such Repurchased Mortgage Loan designated by Lender as unacceptable and ineligible. Neither failure to exercise nor delay in exercising on the part of Lender, of its right to reject or designate any Repurchased Mortgage Loan or any Repurchased Collateral Documents as unacceptable and ineligible shall operate as a waiver of such right or Lender's right to exercise such right at any time."

          (r) Exhibit "B" to the Credit Agreement is hereby deleted therefrom for all purposes. Exhibits "B-1", "B-2", "B-3", and "B-4" to this Agreement are hereby added to the Credit Agreement for all purposes.

          (s) Exhibit "D" to the Credit Agreement is hereby deleted therefrom and Exhibit "D" to this Agreement is hereby substituted in lieu thereof for all purposes.

          (t) Exhibit "L" to this Agreement is hereby added to the Credit Agreement for all purposes.

     Section 3. Representations. Borrowers represent and warrant that all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date.

     Section 4. Continued Force and Effect. Except as specifically amended herein, all of the terms and conditions of the Credit Agreement and all other Loan Documents are and remain in full force and effect in accordance with their respective terms. All of the terms used herein have the same meanings as set out in the Credit Agreement, unless amended hereby or unless the context clearly requires otherwise. References in the Credit Agreement to the "Agreement," the "Loan Agreement," "hereof," "herein" and words of similar import shall be deemed to be references to the Credit Agreement as amended through the date hereof. Any reference in the other Loan Documents to the "Agreement", the "Line of Credit Agreement", "Warehouse Agreement", or the "Loan Agreement" shall be deemed to be references to the Credit Agreement as amended through the date hereof. Any reference in the Credit Agreement or the other Loan Documents to the "Note" shall be deemed references to the Credit Note.

     Section 5. ADDITIONAL REPRESENTATIONS. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrowers, Guarantor, or any third party to Lender, as evidenced by the Loan Documents. Borrowers and Guarantor hereby acknowledge, agree, and represent that (i) Borrowers are indebted to Lender pursuant to the terms of the Credit Note; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, first, prior, valid and subsisting liens, security interests and assignments against the Collateral and secure all indebtedness and obligations of Borrowers to Lender under the Credit Note, the Credit Agreement, all other Loan Documents, as modified herein; (iii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (iv) neither the Borrowers nor the Guarantor have any claims, offsets, defenses or counterclaims arising from any of the Lender's acts or omissions with respect to the Loan Documents, or the Lender's performance under the Loan Documents; (v) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrowers, as of the date hereof; (vi) Borrowers promise to pay to the order of Lender the indebtedness evidenced by the Credit Note according to the terms thereof; and
(vii) Lender is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Lender of Lender's obligations under the terms and provisions of the Loan Documents. IN CONSIDERATION OF THE MODIFICATION OF CERTAIN PROVISIONS OF THE LOAN DOCUMENTS, ALL AS HEREIN PROVIDED, AND THE OTHER BENEFITS RECEIVED BY BORROWERS AND GUARANTOR HEREUNDER, BORROWERS AND GUARANTOR HEREBY RELEASE, RELINQUISH AND FOREVER DISCHARGE LENDER, ITS PREDECESSORS, SUCCESSORS, ASSIGNS, SHAREHOLDERS, PRINCIPALS, PARENTS, SUBSIDIARIES, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND REPRESENTATIVES (COLLECTIVELY, THE "LENDER RELEASED PARTIES"), OF AND FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY KIND OR CHARACTER, WHETHER KNOWN OR UNKNOWN, PRESENT OR FUTURE, WHICH BORROWERS AND GUARANTOR, OR ANY ONE OR MORE OF THEM, HAVE, OR MAY HAVE AGAINST LENDER RELEASED PARTIES, ARISING OUT OF OR WITH RESPECT TO ANY AND ALL TRANSACTIONS RELATING TO THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS OCCURRING PRIOR TO THE DATE HEREOF, INCLUDING ANY OTHER LOSS,

EXPENSE AND/OR DETRIMENT, OF ANY KIND OR CHARACTER, GROWING OUT OF OR IN ANY WAY CONNECTED WITH OR IN ANY WAY RESULTING FROM THE ACTS, ACTIONS OR OMISSIONS OF THE LENDER RELEASED PARTIES, AND INCLUDING ANY LOSS, COST OR DAMAGE IN CONNECTION WITH ANY BREACH OF FIDUCIARY DUTY, BREACH OF ANY DUTY OF FAIR DEALING, BREACH OF COMPETENCE, BREACH OF FUNDING COMMITMENT, UNDUE INFLUENCE, DURESS, ECONOMIC COERCION, CONFLICT OF INTEREST, NEGLIGENCE, BAD FAITH, MALPRACTICE, VIOLATIONS OF THE RACKETEER INFLUENCE AND CORRUPT ORGANIZATIONS ACT, INTENTIONAL OR NEGLIGENT INFLICTION OF EMOTIONAL OR MENTAL DISTRESS, TORTIOUS INTERFERENCE WITH CORPORATE GOVERNMENTS OR PROSPECTIVE BUSINESS ADVANTAGE, TORTIOUS INTERFERENCE WITH CONTRACTUAL RELATIONS, BREACH OF CONTRACT, DECEPTIVE TRADE PRACTICES, LIBEL, SLANDER, CONSPIRACY, THE CHARGING, CONTRACTING FOR, TAKING, RESERVING, COLLECTING OR RECEIVING OF INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE TO THE LOAN DOCUMENTS (I.E., USURY), ANY VIOLATIONS OF FEDERAL OR STATE LAW, ANY VIOLATIONS OF FEDERAL OR STATE BANKING RULES, LAWS OR REGULATIONS, INCLUDING, BUT NOT LIMITED TO, ANY VIOLATIONS OF REGULATION B, EQUAL CREDIT OPPORTUNITY, BANK TYING ACT CLAIMS, ANY VIOLATION OF THE TEXAS FREE ENTERPRISE ANTITRUST ACT OR ANY VIOLATION OF FEDERAL ANTITRUST ACTS. GUARANTOR (i) CONSENTS TO THE TERMS AND PROVISIONS OF THIS MODIFICATION AGREEMENT, (ii) RATIFIES AND CONFIRMS HIS GUARANTY IS IN FULL FORCE AND EFFECT IN ACCORDANCE WITH ITS TERMS, AND (iii) ACKNOWLEDGES THAT THE GUARANTY AND ALL OTHER GUARANTY AGREEMENTS OF THE GUARANTOR EXECUTED IN CONNECTION WITH THE CREDIT AGREEMENT ARE NOT SUBJECT TO ANY CLAIMS, OFFSETS, DEFENSES, OR COUNTERCLAIMS OF ANY NATURE WHATSOEVER.

     Section 6. Severability. In the event any one or more provisions contained in the Credit Agreement or this Modification Agreement should be held to be invalid, illegal or unenforceable in any respect, the validity, enforceability and legality of the remaining provisions contained herein and therein shall not be affected in any way or impaired thereby and shall be enforceable in accordance with their respective terms.

     Section 7. Expenses. Borrowers agree to pay all out-of-pocket costs and expenses of Lender in connection with the preparation, operation, administration and enforcement of this Modification Agreement.

     Section 8. Acknowledgment. Except as amended hereby, Borrowers ratify and confirm that the Security Instruments and all other Loan Documents are and remain in full force and effect in accordance with their respective terms and that all Collateral is unimpaired by this Modification Agreement and secures the payment and performance of all indebtedness and obligations of Borrowers under the Note, the Credit Agreement, and all other Loan Documents, as modified hereby. Each of the undersigned officers of Borrowers executing this Modification Agreement represents and warrants that he has full power and authority to execute and deliver this Modification Agreement on behalf of Borrowers that such execution and delivery has been duly authorized and that the resolutions and affidavits previously delivered to Lender, in connection with the execution and delivery of the Credit Agreement, are and remain in full force and effect and have not been altered, amended or repealed in anywise.

     Section 9. No Waiver. Borrowers agree that no Event of Default and no Default has been waived or remedied by the execution of this Modification Agreement by Lender, and any such

Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.

     Section 10. Governing Law. This Modification Agreement shall be governed by and construed in accordance with the laws of the State of Texas and, to the extent applicable, by federal law.

     Section 11. Counterparts. This Modification Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     SECTION 12. NO ORAL AGREEMENTS. THIS WRITTEN MODIFICATION AGREEMENT, THE CREDIT AGREEMENT, THE CREDIT NOTE, THE GUARANTY, AND THE OTHER LOAN DOCUMENTS, AS MODIFIED HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED and effective as of the dates first written above.

                                      BORROWERS:

                                      ALLIED MORTGAGE CORPORATION,
                                      a Texas corporation

                                      By: /s/ JIM C. HODGE
                                          -------------------------------------
                                          JIM C. HODGE, President

                                      ALLIED MORTGAGE CAPITAL CORPORATION,
                                      a Texas corporation

                                      By: /s/ JIM C. HODGE
                                          -------------------------------------
                                          JIM C. HODGE, Vice President

                                      GUARANTOR:

                                      /s/ JIM C. HODGE
                                      -----------------------------------------
                                      JIM C. HODGE

                                      LENDER:

                                      COASTAL BANC ssb

                                      By: /s/ DON MACH
                                          -------------------------------------
                                          DON MACH, Vice President